                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                              400,891.61
        Available Funds:
               Contract Payments due and received in this period                                                      4,604,352.69
               Contract Payments due in prior period(s) and received in this period                                     471,120.47
               Contract Payments received in this period for next period                                                126,305.47
               Sales, Use and Property Tax, Maintenance, Late Charges                                                   158,560.19
               Prepayment Amounts related to early termination in this period                                           512,952.24
               Servicer Advance                                                                                       1,055,815.15
               Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
               Transfer from Reserve Account                                                                             22,409.11
               Interest earned on Collection Account                                                                     18,302.38
               Interest earned on Affiliated Account                                                                      3,891.08
               Proceeds from repurchase of Contracts per Contribution and Servicing
                  Agreement Section 5.03                                                                                      0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract < Predecessor contract)                                                               0.00
               Amounts paid under insurance policies                                                                          0.00
               Any other amounts                                                                                              0.00

                                                                                                               --------------------
        Total Available Funds                                                                                         7,374,600.39
        Less: Amounts to be Retained in Collection Account                                                              439,122.95
                                                                                                               --------------------
        AMOUNT TO BE DISTRIBUTED                                                                                      6,935,477.44
                                                                                                               ====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                        0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                        Advances                                                                                        471,120.47
               3.   To Noteholders (For Servicer Report immediately following the
                        Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                            4,204,308.92
                        a) Class A2 Principal (distributed after A1 Note matures)
                           and Interest                                                                                 230,932.50
                        a) Class A3 Principal (distributed after A2 Note matures)
                           and Interest                                                                                 419,826.67
                        a) Class A4 Principal (distributed after A3 Note matures)
                           and Interest                                                                                 508,746.22
                        b) Class B Principal and Interest                                                                91,876.45
                        c) Class C Principal and Interest                                                               184,729.99
                        d) Class D Principal and Interest                                                               125,332.10
                        e) Class E Principal and Interest                                                               171,119.19

               4.   To Reserve Account for Requirement per Indenture Agreement
                    Section 3.08                                                                                              0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                    Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization
                           Event in effect)                                                                              87,081.06
                        b) Residual Principal (Provided no Restricting or Amortization
                           Event in effect)                                                                             136,158.92
                        c) Reserve Account Distribution (Provided no Restricting or
                           Amortization Event in effect)                                                                 22,409.11
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                    and Any Other Amounts                                                                               180,753.65
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                        101,082.19
                                                                                                               --------------------
        TOTAL FUNDS DISTRIBUTED                                                                                       6,935,477.44
                                                                                                               ====================

                                                                                                               --------------------
        End of Period Collection Account Balance {Includes Payments in Advance &
        Restricting Event Funds (if any)}                                                                               439,122.95
                                                                                                               ====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $4,104,190.93
         - Add Investment Earnings                                                                                       22,409.11
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                      22,409.11
                                                                                                               --------------------
End of period balance                                                                                                $4,104,190.93
                                                                                                               ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $4,104,190.93
                                                                                                               ====================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                   162,564,996.23
                  Pool B                                                                    74,641,017.17
                                                                                     ---------------------
                                                                                                                   237,206,013.40
Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              938,781.81
Class A Monthly Interest - Pool B                                                              431,037.63

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           1,791,442.04
Class A Monthly Principal - Pool B                                                           2,202,552.83
                                                                                     ---------------------
                                                                                                                     3,993,994.87
Ending Principal Balance of the Class A Notes
                  Pool A                                                                   160,773,554.19
                  Pool B                                                                    72,438,464.34
                                                                                     ---------------------
                                                                                                                ------------------
                                                                                                                   233,212,018.53
                                                                                                                ==================

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $240,779,000      Original Face $240,779,000        Balance Factor
$        5.689115                $                16.587804             96.857292%
-----------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                  36,402,013.40
                  Class A2                                                                  41,000,000.00
                  Class A3                                                                  74,000,000.00
                  Class A4                                                                  85,804,000.00

                                                                                     ---------------------

Class A Monthly Interest                                                                                           237,206,013.40
                  Class A1 (Actual Number Days/360)                                            210,314.05
                  Class A2                                                                     230,932.50
                  Class A3                                                                     419,826.67
                  Class A4                                                                     508,746.22

                                                                                     ---------------------

Class A Monthly Principal
                  Class A1                                                                   3,993,994.87
                  Class A2                                                                           0.00
                  Class A3                                                                           0.00
                  Class A4                                                                           0.00

                                                                                     ---------------------
                                                                                                                     3,993,994.87
Ending Principal Balance of the Class A Notes
                  Class A1                                                                  32,408,018.53
                  Class A2                                                                  41,000,000.00
                  Class A3                                                                  74,000,000.00
                  Class A4                                                                  85,804,000.00

                                                                                     ---------------------
                                                                                                                ------------------
                                                                                                                   233,212,018.53
                                                                                                                ==================


Class A1
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $39,975,000       Original Face $39,975,000      Balance Factor
 $                5.261139       $               99.912317          81.070716%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                          2,770,866.29
                             Pool B                                                          1,272,230.53
                                                                                     ---------------------
                                                                                                                       4,043,096.82

        Class B Overdue Interest, if any                                                             0.00
        Class B Monthly Interest - Pool A                                                       16,308.86
        Class B Monthly Interest - Pool B                                                        7,488.14
        Class B Overdue Principal, if any                                                            0.00
        Class B Monthly Principal - Pool A                                                      30,535.94
        Class B Monthly Principal - Pool B                                                      37,543.51
                                                                                     ---------------------
                                                                                                                          68,079.45
        Ending Principal Balance of the Class B Notes
                             Pool A                                                          2,740,330.35
                             Pool B                                                          1,234,687.02
                                                                                     ---------------------
                                                                                                               ---------------------
                                                                                                                       3,975,017.37
                                                                                                               =====================

        --------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
        Original Face $4,104,000    Original Face $4,104,000     Balance Factor
         $            5.798489       $             16.588560          96.857148%
        --------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                          5,541,732.58
                             Pool B                                                          2,544,461.06
                                                                                     ---------------------
                                                                                                                       8,086,193.64

        Class C Overdue Interest, if any                                                             0.00
        Class C Monthly Interest - Pool A                                                       33,287.34
        Class C Monthly Interest - Pool B                                                       15,283.73
        Class C Overdue Principal, if any                                                            0.00
        Class C Monthly Principal - Pool A                                                      61,071.89
        Class C Monthly Principal - Pool B                                                      75,087.03
                                                                                     ---------------------
                                                                                                                         136,158.92
        Ending Principal Balance of the Class C Notes
                             Pool A                                                          5,480,660.69
                             Pool B                                                          2,469,374.03
                                                                                     ---------------------
                                                                                                               ---------------------
                                                                                                                       7,950,034.72
                                                                                                               =====================

        -------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
        Original Face $8,208,000    Original Face $8,208,000    Balance Factor
          $            5.917528       $             16.588562         96.857148%
        -------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                          3,694,488.38
                             Pool B                                                          1,696,307.38
                                                                                     ---------------------
                                                                                                                      5,390,795.76

        Class D Overdue Interest, if any                                                             0.00
        Class D Monthly Interest - Pool A                                                       23,684.75
        Class D Monthly Interest - Pool B                                                       10,874.74
        Class D Overdue Principal, if any                                                            0.00
        Class D Monthly Principal - Pool A                                                      40,714.59
        Class D Monthly Principal - Pool B                                                      50,058.02
                                                                                     ---------------------
                                                                                                                         90,772.61
        Ending Principal Balance of the Class D Notes
                             Pool A                                                          3,653,773.79
                             Pool B                                                          1,646,249.36
                                                                                     ---------------------
                                                                                                               --------------------
                                                                                                                      5,300,023.15
                                                                                                               ====================

        ---------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
        Original Face $5,472,000    Original Face $5,472,000      Balance Factor
         $            6.315696       $           16.588562            96.857148%
        ---------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                          4,618,110.48
                             Pool B                                                          2,120,384.22
                                                                                     ---------------------
                                                                                                                      6,738,494.70

        Class E Overdue Interest, if any                                                             0.00
        Class E Monthly Interest - Pool A                                                       39,511.78
        Class E Monthly Interest - Pool B                                                       18,141.65
        Class E Overdue Principal, if any                                                            0.00
        Class E Monthly Principal - Pool A                                                      50,893.24
        Class E Monthly Principal - Pool B                                                      62,572.52
                                                                                     ---------------------
                                                                                                                        113,465.76
        Ending Principal Balance of the Class E Notes
                             Pool A                                                          4,567,217.24
                             Pool B                                                          2,057,811.70
                                                                                     ---------------------
                                                                                                               --------------------
                                                                                                                      6,625,028.94
                                                                                                               ====================

        ---------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
        Original Face $6,840,000    Original Face $6,840,000      Balance Factor
         $          8.428864         $             16.588561            96.857148%
        ---------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                     5,542,912.52
                             Pool B                                                     2,545,010.02
                                                                                     ----------------
                                                                                                                   8,087,922.54

        Residual Interest - Pool A                                                         59,824.52
        Residual Interest - Pool B                                                         27,256.54
        Residual Principal - Pool A                                                        61,071.89
        Residual Principal - Pool B                                                        75,087.03
                                                                                     ----------------
                                                                                                                     136,158.92
        Ending Residual Principal Balance
                             Pool A                                                     5,481,840.63
                             Pool B                                                     2,469,922.99
                                                                                     ----------------
                                                                                                               -----------------
                                                                                                                   7,951,763.62
                                                                                                               =================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                            101,082.19
         - Servicer Advances reimbursement                                                                           471,120.47
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           180,753.65
                                                                                                               -----------------
        Total amounts due to Servicer                                                                                752,956.31
                                                                                                               =================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                           184,733,106.48

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                         0.00

          Decline in Aggregate Discounted Contract Balance                                                            2,035,729.60

          Aggregate Discounted Contract Balance, as defined in Indenture                                          -----------------
             Agreement, at the ending of the related Collection Period                                              182,697,376.88
                                                                                                                  =================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                      2,020,610.25

              - Principal portion of Prepayment Amounts                                               15,119.35

              - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                                0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                               0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                        0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                    0.00

                                                                                               -----------------
                                   Total Decline in Aggregate Discounted Contract Balance          2,035,729.60
                                                                                               =================


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture
             Agreement, at the beginning of the related Collection Period                                            84,819,410.38

          Aggregate Discounted Contract Balance of Additional Contracts acquired
             during Collection Period                                                                                         0.00

          Decline in Aggregate Discounted Contract Balance                                                            2,502,900.94

          Aggregate Discounted Contract Balance, as defined in Indenture                                          -----------------
             Agreement, at the ending of the related Collection Period                                               82,316,509.44
                                                                                                                  =================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                      2,001,102.18

              - Principal portion of Prepayment Amounts                                              501,798.76

              - Principal portion of Contracts repurchased under Indenture
                      Agreement Section 4.02                                                               0.00

              - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                               0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts
                     added during Collection Period                                                        0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts
                     withdrawn during Collection Period                                                    0.00

                                                                                               -----------------
                                   Total Decline in Aggregate Discounted Contract Balance          2,502,900.94
                                                                                               =================

                                                                                                                  -----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   265,013,886.32
                                                                                                                  =================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
          POOL A                                                                                                   Predecessor
                                                                             Discounted            Predecessor     Discounted
          Lease #        Lessee Name                                         Present Value         Lease #         Present Value
          ----------------------------------------------------------         -------------         -----------     -------------
                         NONE











                                                                             -------------                         -----------------
                                                                    Totals:          $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO     X
                                                                                                   ------------    --------


          POOL B                                                                                                   Predecessor
                                                                             Discounted            Predecessor     Discounted
          Lease #        Lessee Name                                         Present Value         Lease #         Present Value
          ----------------------------------------------------------         -------------         -----------     -------------
                         NONE











                                                                             -------------                         -----------------
                                                                    Totals:          $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
          SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00
CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES                 NO     X
                                                                                                   --------------      --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) &
       GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                             Discounted            Predecessor     Discounted
          Lease #        Lessee Name                                         Present Value         Lease #         Present Value
          ----------------------------------------------------------         -------------         -----------     -------------
                         NONE











                                                                             -------------                         -----------------
                                                                    Totals:          $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                       $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO     X
                                                                                                   --------------  --------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                             Discounted            Predecessor     Discounted
          Lease #        Lessee Name                                         Present Value         Lease #         Present Value
          ----------------------------------------------------------         -------------         -----------     -------------
                         NONE











                                                                             -------------                         -----------------
                                                                    Totals:          $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES              NO     X
                                                                                                   --------------   --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2001



XV.    POOL PERFORMANCE MEASUREMENTS


1.                      AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
          This Month                              2,827,990.05         This Month                           265,013,886.32
          1 Month Prior                           1,603,708.65         1 Month Prior                        269,552,516.86
          2 Months Prior                             71,988.62         2 Months Prior                       273,612,728.90

          Total                                   4,503,687.32         Total                                808,179,132.08

          a) 3 MONTH AVERAGE                      1,501,229.11         b) 3 MONTH AVERAGE                   269,393,044.03

          c) a/b                                         0.56%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                   No         X
                                                                                           ---------------        ---------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                        Yes                   No         X
                                                                                           ---------------        ---------------
          B. An Indenture Event of Default has occurred and is then continuing?        Yes                   No         X
                                                                                           ---------------        ---------------

4.        Has a Servicer Event of Default occurred?                                    Yes                   No         X
                                                                                           ---------------        ---------------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                             Yes                   No         X
                                                                                           ---------------        ---------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                     Yes                   No         X
                                                                                           ---------------        ---------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                   No         X
                                                                                           ---------------        ---------------



6.        Aggregate Discounted Contract Balance at Closing Date                         Balance  $ 273,612,728.90
                                                                                                 ----------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                             # Leases
                          31 - 60                               3,147,534.03                                   40
                          61 - 90                               2,861,073.98                                   22
                          91 - 180                              2,827,990.05                                   11



          Approved By:
          Lisa J. Cruikshank
          Vice President